Exhibit 10.7

Execution Version

INCREMENTAL FACILITY AMENDMENT, dated as of November 10, 2015 (this “Agreement”), to the ABL Credit Agreement dated as of March 13, 2015 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among STARDUST FINANCE HOLDINGS, INC. (the “Initial Borrower”), the additional revolving borrowers party thereto (the “Additional Revolving Borrowers”, and together with the Initial Borrower, the “Borrowers”, and each, a “Borrower”), LSF9 CONCRETE LTD (“Holdings”), LSF9 CONCRETE HOLDINGS LTD (“Mid-Holdings”), the lenders party thereto from time to time, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent, and BANK OF AMERICA, N.A., as collateral agent.

A. Pursuant to Section 2.23 of the Credit Agreement, the Borrowers have requested that the persons set forth on Schedule I hereto (the “Incremental Revolving Lenders”) extend commitments (the “Incremental Revolving Commitments”) to the Borrowers under the Credit Agreement in an aggregate principal amount equal to $100.0 million.

B. The Incremental Revolving Lenders are willing to provide the Incremental Revolving Commitments to the Borrowers on the Incremental Facility Closing Date (as defined below) on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein.

C. The Incremental Revolving Commitments shall constitute Revolving Credit Commitments under the Multicurrency Revolving Credit Facility. After giving effect to the Incremental Revolving Commitments, the amount of the total Multicurrency Tranche Revolving Credit Commitments on the Incremental Facility Closing Date shall be $250.0 million.

D. The Borrowers have also requested that the Multicurrency Tranche LC Sublimit and the Total LC Sublimit be increased by $25.0 million to $60.0 million with respect to Letters of Credit issued by the Incremental Revolving Lenders, in their capacity as the applicable Issuing Banks, and such Issuing Banks and the Administrative Agent are willing to increase the Multicurrency Tranche LC Sublimit and the Total LC Sublimit by $25.0 million to $60.0 million in accordance with Section 9.2(h) of the Credit Agreement and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined in this Agreement have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. This Agreement shall be an “Incremental Facility Amendment” for all purposes of the Credit Agreement and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The Loans and other extensions of credit made under the Incremental Revolving Commitments shall be additional “Loans” for all purposes of the Credit Agreement and the other Loan Documents. Each Incremental Revolving Lender shall, upon the effectiveness of this Agreement in accordance with Section 5 hereof, be a party to the Credit Agreement, have the rights and obligations of a Lender thereunder and shall be an “Incremental Revolving Lender” and a “Lender” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Incremental Revolving Commitments. (a) On the terms and subject to the conditions set forth herein, effective as of the Incremental Facility Closing Date, each Incremental Revolving Lender hereby agrees to provide Incremental Revolving Commitments in the amount set forth opposite its name on Schedule I hereto.

(b) The Incremental Revolving Commitments and the loans and other extensions of credit made thereunder shall have the same terms applicable to the Multicurrency Tranche Revolving Credit Commitments under the Credit Agreement immediately prior to giving effect to this Agreement and the Loans and other extensions of credit made thereunder, respectively. From and after the Incremental Facility Closing Date, the Incremental Revolving Lenders shall constitute “Lenders”, the Incremental Revolving Commitments shall constitute “Multicurrency Tranche Revolving Credit Commitments” and “Revolving Credit Commitments” and the loans made thereunder shall constitute “Multicurrency Tranche Revolving Credit Loans”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

(c) The Borrowers may request the making of Loans under the Incremental Revolving Commitments from time to time on or after the Incremental Facility Closing Date for general corporate purposes of the Group Members, including for the consummation of Permitted Acquisitions. Letters of Credit issued under the Incremental Revolving Commitments shall be used solely to support payment and other obligations incurred in the ordinary course of business by Mid-Holdings and its Subsidiaries.

(d) On the Incremental Facility Closing Date, pursuant to Section 2.23(c) of the Credit Agreement, (i) each Lender (other than Incremental Revolving Lenders, in their capacity as such) immediately prior to the increase in Revolving Credit Commitments provided by this Agreement will automatically and without further act be deemed to have assigned to each Incremental Revolving Lender providing an Incremental Revolving Commitment, and each such Incremental Revolving Lender will automatically and without further act be deemed to have assumed, a portion of such Lender’s participations under the Credit Agreement in outstanding Letters of Credit such that, after giving effect to the Incremental Revolving Commitments and each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations under the Credit Agreement in Letters of Credit held by each Lender (including the Incremental Revolving Lenders) will equal such Lender’s Multicurrency Tranche Percentage and (ii) if, on the Incremental Facility Closing Date, there are any Revolving Credit Loans outstanding, such Revolving Credit Loans shall on the Incremental Facility Closing Date be prepaid from the proceeds of additional Loans made under the Credit Agreement (reflecting the Incremental Revolving Commitments), which prepayment shall be accompanied by accrued interest on the Loans being prepaid and any costs incurred by any Lender in accordance with Section 2.18 of the Credit Agreement.

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The minimum borrowing, pro rata borrowing and pro rata payment requirements contained in the Credit Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

(e) The Initial Borrower hereby appoints each of Goldman Sachs Bank USA (“Goldman Sachs”) and Wells Fargo Bank, N.A. (“Wells Fargo”) as Issuing Banks with respect to any Letter of Credit that may be issued by such Person after the Incremental Facility Closing Date, and each of Wells Fargo and Goldman Sachs hereby accepts such appointment. On the terms and subject to the conditions set forth herein, effective as of the Incremental Facility Closing Date, each of the undersigned Issuing Banks and the Administrative Agent hereby agrees to increase the Multicurrency Tranche LC Sublimit and the Total LC Sublimit by $25.0 million to $60.0 million with respect to Letters of Credit issued by such Issuing Banks, in accordance with Section 9.2(h) of the Credit Agreement. The increased portion of the Multicurrency Tranche LC Sublimit and the Total LC Sublimit and the Letters of Credit issued thereunder shall have the same terms applicable to the Multicurrency Tranche LC Sublimit and the Total LC Sublimit and the Letters of Credit issued thereunder immediately prior to giving effect to this Agreement. For the purposes of clarity, the obligations of Citi and Barclays as Issuing Banks to issue Letters of Credit shall not be amended, modified or otherwise affected by this Agreement (and will still be limited to their respective Multicurrency Tranche Percentages on the Closing Date of the Multicurrency Tranche LC Sublimit and the Total LC Sublimit prior to giving effect to this Agreement). Letters of Credit issued by any Issuing Bank will be governed by the terms of the Credit Agreement; provided that the limits on the respective obligations of each Issuing Bank that is a party to this Agreement to issue Letters of Credit specified in clause (IV) of the third proviso of Section 2.7(a) of the Credit Agreement shall be determined based upon the percentage that such Issuing Bank’s Multicurrency Tranche Revolving Credit Commitment represents of all such Issuing Banks’ Multicurrency Tranche Revolving Credit Commitments (in each case on the Incremental Facility Closing Date after giving effect to this Agreement) multiplied by the difference between (1) the Multicurrency Tranche LC Sublimit after giving effect to this Agreement and (2) the sum of (a) the amount equal to Citi’s Multicurrency Tranche Percentage on the Closing Date of the Multicurrency Tranche LC Sublimit prior to giving effect to this Agreement and (b) the amount equal to Barclays’ Multicurrency Tranche Percentage on the Closing Date of the Multicurrency Tranche LC Sublimit prior to giving effect to this Agreement. For the avoidance of doubt, as of the Incremental Facility Closing Date after giving effect to this Agreement, the maximum Letter of Credit issuance amount of each Issuing Bank is set forth on Schedule II hereto.

(f) The Initial Borrower (with the consent of Credit Suisse) hereby appoints Wells Fargo Bank, N.A. as a joint lead arranger and joint bookrunner for the Revolving Credit Facilities. From and after the Incremental Facility Closing Date, unless the context shall otherwise require, all references in the Credit Agreement to the Arrangers shall be deemed to include a reference to Wells Fargo Bank, N.A. in its capacity as a joint lead arranger and joint bookrunner for the Revolving Credit Facilities.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each of Holdings, Mid-Holdings, and each Borrower hereby jointly and severally represents and warrants to each Agent and each Lender that (i) the representations and warranties set forth in Article 3 of the Credit Agreement and in

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each other Loan Document shall be true and correct in all material respects on and as of the Incremental Facility Closing Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (it being understood and agreed that the reference in Section 3.18 of the Credit Agreement to “the Closing Date, after giving effect to the Transactions to be consummated on the Closing Date” shall be deemed to refer instead to “the Incremental Facility Closing Date, after giving effect to the transactions consummated on the Incremental Facility Closing Date”); provided, that in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or “Material Adverse Effect”; and (ii) no Default or Event of Default has occurred and is continuing on the Incremental Facility Closing Date or after giving effect to the Incremental Facility.

SECTION 4. Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Incremental Revolving Lender an upfront fee (the “Upfront Fee”) in an amount equal to 0.375% of the aggregate principal amount of the Incremental Revolving Commitments; provided that the Borrower shall have no liability for the Upfront Fee if this Agreement does not become effective in accordance with Section 5 below. The Upfront Fee shall be payable in immediately available funds on, and subject to the occurrence of, the Incremental Facility Closing Date.

SECTION 5. Conditions Precedent to the Effectiveness of this Agreement. This Agreement shall become effective on the date (the “Incremental Facility Closing Date”) on which (a) the Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (1) each Borrower, (2) Holdings, (3) Mid-Holdings and (4) each Incremental Revolving Lender and (b) each of the conditions precedent set forth in Section 6 hereof shall have been satisfied.

SECTION 6. Conditions Precedent to the Incremental Revolving Commitments. The effectiveness of the Incremental Revolving Commitments shall be subject to the satisfaction (or waiver by Incremental Revolving Lenders) of each of the following conditions:

(a) Each of the conditions set forth in Sections 4.2(a), (b) and (d) of the Credit Agreement (it being understood that all references to “the Closing Date” or similar language in such Sections shall be deemed to refer to the Incremental Facility Closing Date) shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated the Incremental Facility Closing Date and executed by a Responsible Officer of the Initial Borrower;

(b) the Administrative Agent shall have received, on behalf of itself, the Collateral Agent and the Lenders, an opinion of (i) Gibson, Dunn & Crutcher LLP, New York counsel to the Loan Parties, (ii) Carey Olsen, Jersey counsel to the Loan Parties, including, with respect to any Loan Party incorporated under the laws of Jersey, in each case together with a copy of any certificate required to be given by a director of such Loan Party in connection with such legal opinion to be given by such counsel in respect of the obligations of such Loan Party under the Loan Documents, (iii) Blake, Cassels &

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Craydon LLP, Canadian counsel to the Loan Parties, (iv) Clifford Chance LLP, English counsel to the Administrative Agent, (v) Dinsmore & Shohl LLP, Ohio counsel to Forterra Pressure Pipe, Inc., as Additional Revolving Borrower, (vi) Kotz Sanger Wysocki P.C., Michigan counsel to Forterra Brick America, Inc., as Additional Revolving Borrower, and (vii) a mutually acceptable legal representative which will serve as Iowa counsel to Cretex Concrete Products, Inc., as Additional Revolving Borrower, in each case, dated the Incremental Facility Closing Date and addressed to each Agent and the Lenders and in form and substance reasonably satisfactory to the Administrative Agent, and Holdings, Mid-Holdings and each Borrower hereby request such counsel to deliver such opinions;

(c) the Administrative Agent shall have received, with respect to each Loan Party, (i) a copy of the charter or other similar Organizational Document, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State or other applicable Governmental Authority of the jurisdiction in which each such Loan Party is organized or incorporated (or, in the case of any Loan Party incorporated under the laws of England or Jersey, by a director of the relevant Loan Party), and, with respect to Loan Parties organized in jurisdictions where such concept exists, a certificate as to the good standing (to the extent applicable) of each Loan Party as of a recent date, from such Secretary of State, similar Governmental Authority or, in the case of a Loan Party incorporated under the laws of Jersey, issued by the Registrar of Companies; (ii) a certificate of the Secretary, Assistant Secretary or other appropriate Responsible Officer of each Loan Party dated the Incremental Facility Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating, management or partnership agreement of such Loan Party as in effect on the Incremental Facility Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby, including, in the case of the Borrowers, the Borrowings hereunder and under the Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization, partnership agreement or other constitutive document of such Loan Party have not been amended since the date the documents furnished pursuant to clause (i) above were certified, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; provided that if the Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of any Loan Party certifying that any certificate or articles of incorporation or organization or certification of formation, or by-laws or operating (or limited liability company) agreement required to be delivered by this paragraph (c) has not been amended, restated or otherwise modified since the version thereof delivered in satisfaction of the conditions precedent to Closing Date, then no copy of such document shall be required to be delivered pursuant to this paragraph (c);

(d) all reasonable expenses (to the extent invoiced at least one Business Day prior to the Incremental Facility Closing Date) and fees due to the Lenders, Arrangers and the Agents (including the fees specified in Section 4 hereof) that are required to be paid on the Incremental Facility Closing Date shall have been paid;

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(e) The Administrative Agent shall have received a certificate in the form of Exhibit A hereto from a Responsible Officer of Mid-Holdings certifying that after giving effect to the transactions contemplated hereby, Mid-Holdings and its Subsidiaries, on a consolidated basis, are solvent; and

(f) The Administrative Agent shall have received, no later than three Business Days prior to the Incremental Facility Closing Date, all documentation and other information about the Loan Parties as has been reasonably requested in writing at least ten Business Days prior to the Incremental Facility Closing Date by the Administrative Agent with respect to applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and Canadian Anti-Money Laundering Laws.

SECTION 7. Effect of this Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Incremental Facility Closing Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.

SECTION 8. Reaffirmation. (a) Each of Holdings, Mid-Holdings, each Borrower and each Guarantor identified on the signature pages hereto (collectively, Holdings, Mid-Holdings, the Borrowers and such Guarantors, the “Reaffirming Loan Parties”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Agreement and the transactions contemplated hereby. Each Reaffirming Loan Party hereby consents to this Agreement and the transactions contemplated hereby, and hereby confirms its respective guarantees (including in respect of the Incremental Revolving Commitments), pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Agreement and the transactions contemplated hereby, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties (including in respect of the Incremental Revolving Lenders). Each of the Reaffirming Loan Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent or the Collateral Agent to effect the purposes of this Agreement, the transactions contemplated hereby or the Loan Documents and hereby reaffirms its obligations under each provision of each Loan Document to which it is party.

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(b) Within 90 days after the Incremental Facility Closing Date (or (x) within 180 days after the Incremental Facility Closing Date with the prior consent of the Administrative Agent and the Collateral Agent (such consent not to be unreasonably withheld or delayed) in connection with the entry into additional Incremental Facilities under the Credit Agreement, the Senior Lien Credit Agreement or the Junior Lien Credit Agreement, or (y) such later date as the Administrative Agent and the Collateral Agent in their respective discretion may permit), the Borrowers shall deliver, with respect to each Mortgage encumbering a Mortgaged Property, (i) an amendment or an amendment and restatement thereof (each, a “Mortgage Amendment”) approved by local or foreign counsel (as applicable) reasonably acceptable to the Administrative Agent and the Collateral Agent, setting forth such changes as are reasonably necessary to reflect that the lien securing the Obligations under the Credit Agreement encumbers such Mortgaged Property and to further grant, preserve, protect, confirm and perfect the lien and security interest thereby created and perfected, (ii) (a) for all Mortgaged Properties other than those located in Texas, date down and modification endorsements to the mortgagee’s title policies reflecting the Mortgage Amendment in respect of each of the Mortgaged Properties (other than the Mortgaged Properties in Texas), and (b) for the Mortgaged Properties located in Texas, a nothing further certificate, in all cases (a) and (b), reflecting that there are no encumbrances affecting the Mortgaged Properties except as permitted under the Credit Agreement, and in each case in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent, (iii) a favorable opinion of local or foreign counsel (as applicable) in each jurisdiction in which a Mortgage Property is located for the benefit of the Administrative Agent and the Collateral Agent with respect to the enforceability of the mortgage as amended, together with such other opinions as the Administrative Agent or the Collateral Agent shall require, and in form and substance reasonably acceptable to the Administrative Agent and the Collateral Agent (it being understood and agreed that the form and substance of the opinions delivered in connection with the Closing Date are reasonably acceptable) and (iv) such further documents, instruments, acts or agreements as the Administrative Agent or the Collateral Agent may reasonably request to affirm, secure, renew or perfect the liens of the Mortgages as amended; provided, that a Mortgage Amendment with respect to any particular Mortgaged Property and the related documentation set forth in clauses (ii), (iii) and (iv) above shall not be required to the extent that local or foreign counsel (as applicable) reasonably acceptable to the Administrative Agent and the Collateral Agent has confirmed in an e-mail that no Mortgage Amendment is required in order for the Mortgaged Property to secure the Incremental Revolving Commitments and extensions of credit thereunder. The Borrowers shall also provide flood determinations and flood insurance as required by Regulation H with respect to each Mortgaged Property reasonably acceptable to the Administrative Agent and the Collateral Agent (it being understood and agreed that the Borrowers shall not be required to provide any information in excess of that which was provided in connection with the Closing Date). Nothing herein shall serve to amend or affect in any way the obligations of the Loan Parties pursuant to Section 5.9(b) of the Credit Agreement, as applicable.

SECTION 9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier (or other electronic transmission) of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

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SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

LSF9 CONCRETE LTD, as Holdings

by	/s/ CHADWICK SELEEN SUSS
	Name:	CHADWICK SELEEN SUSS
	Title:	DIRECTOR

LSF9 CONCRETE HOLDINGS LTD, as Mid-Holdings

by	/s/ CHADWICK SELEEN SUSS
	Name:	CHADWICK SELEEN SUSS
	Title:	DIRECTOR

[Signature Page to the Incremental Facility Amendment to the ABL Credit Agreement]

STARDUST FINANCE HOLDING, INC., as Initial Borrower

By:	/s/ Jeffrey K. Bradley
	Name:	Jeffrey K. Bradley
	Title:	President

FORTERRA BRICK AMERICA, INC.

(f/k/a HBP BRICK AMERICA, INC.)

FORTERRA BRICK, LLC

(f/k/a HBP BRICK EAST, LLC)

FORTERRA PIPE & PRECAST, LLC

(f/k/a HBP PIPE & PRECAST LLC)

FORTERRA PRESSURE PIPE, INC.

(f/k/a HBP PRESSURE PIPE, INC.)

CRETEX CONCRETE PRODUCTS, INC.,

as Additional Revolving Borrowers

By:	/s/ Jeffrey K. Bradley
	Name:	Jeffrey K. Bradley
	Title:	President

[Signature Page to the Incremental Facility Amendment to the ABL Credit Agreement]

GUARANTORS

STARDUST HOLDINGS (USA), LLC

By:	/s/ Jeffrey K. Bradley
	Name:	Jeffrey K. Bradley
	Title:	President

HBP BRICK LTD.

By:	/s/ Jeffrey K. Bradley
	Name:	Jeffrey K. Bradley
	Title:	President

HBP PIPE & PRECAST, LTD.

By:	/s/ Jeffrey K. Bradley
	Name:	Jeffrey K. Bradley
	Title:	President

HBP PRESSURE PIPE INC.

By:	/s/ Jeffrey K. Bradley
	Name:	Jeffrey K. Bradley
	Title:	President

[Signature Page to the Incremental Facility Amendment to the ABL Credit Agreement]

LSF9 CONCRETE UK LTD.

by:	/s/ CHADWICK SELEEN SUSS
	Name:	CHADWICK SELEEN SUSS
	Title:	DIRECTOR

LSF9 CONCRETE MID-HOLDINGS LTD.

by:	/s/ CHADWICK SELEEN SUSS
	Name:	CHADWICK SELEEN SUSS
	Title:	DIRECTOR

[Signature Page to the Incremental Facility Amendment to the ABL Credit Agreement]

GUARANTORS

FORTERRA BUILDING PRODUCTS LIMITED (FKA HBP BUILDING PRODUCTS LIMITED)

By:	/s/ Stephen Harrison
	Name:	Stephen Harrison
	Title:	Director

[Signature Page to the Incremental Facility Amendment to the ABL Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, as Issuing Bank and as an Incremental Revolving Lender

By:	/s/ MIKHAIL FAYBUSOVICH
	Name:	MIKHAIL FAYBUSOVICH
	Title:	AUTHORIZED SIGNATORY

By:	/s/ Gregory Fantoni
	Name:	Gregory Fantoni
	Title:	Authorized Signatory

[Signature Page to the Incremental Facility Amendment to the ABL Credit Agreement]

BANK OF AMERICA, N.A., as Issuing Bank and as an Incremental Revolving Lender

By:	/s/ Laura Parrish
	Name:	Laura Parrish
	Title:	Vice President

[Signature Page to the Incremental Facility Amendment to the ABL Credit Agreement]

GOLDMAN SACHS BANK USA, as Issuing Bank and as an Incremental Revolving Lender

By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

[Signature Page to the Incremental Facility Amendment to the ABL Credit Agreement]

WELLS FARGO BANK, N.A., as Issuing Bank and as an Incremental Revolving Lender

By:	/s/ Greg Feldmus
	Name:	Greg Feldmus
	Title:	Duly Authorized Signer

[Signature Page to the Incremental Facility Amendment to the ABL Credit Agreement]

SCHEDULE I

Incremental Revolving Commitments

Incremental Revolving Lender	Incremental Revolving Commitment
Bank of America, N.A.	$15,000,000.00
Credit Suisse AG, Cayman Islands Branch	$15,000,000.00
Goldman Sachs Bank USA	$45,000,000.00
Wells Fargo Bank N.A.	$25,000,000.00

Total	$100,000,000.00

SCHEDULE II

Maximum Letter of Credit Issuance Amounts

Issuing Bank	Maximum Letter of Credit Issuance Amount
Bank of America, N.A.	$12,492,877.49
Credit Suisse AG, Cayman Islands Branch	$12,492,877.49
Barclays Bank PLC	$7,777,777.78
Citi	$3,500,000.00
Goldman Sachs Bank USA	$11,243,589.75
Wells Fargo Bank, N.A.	$12,492,877.49

Total	$60,000,000.00

EXHIBIT A

FORM OF SOLVENCY CERTIFICATE

                , 2015

This Solvency Certificate is being executed and delivered pursuant to Section 6(e) of the Incremental Facility Amendment, dated as of November [         ], 2015 (the “Incremental Facility Amendment”), to that certain ABL Credit Agreement by and among LSF9 Concrete Ltd, a company incorporated under the laws of the Bailiwick of Jersey (“Jersey”) with registered number 117753, LSF9 Concrete Holdings Ltd, a company incorporated under the laws of Jersey with registered number 117752 (“Mid-Holdings”), Stardust Finance Holdings, Inc., a Delaware corporation, as borrower, Credit Suisse AG, as administrative agent, Bank of America, N.A., as collateral agent, the lenders from time to time party thereto (the “ABL Lenders”), Credit Suisse Securities (USA) LLC, Barclays Bank PLC, and Citigroup Global Markets, Inc., as joint lead arrangers and joint bookrunners, Barclays Bank PLC as syndication agent, and Citibank, N.A. as documentation agent, which provides for an asset-based loan facility in the aggregate principal amount of up to $150,000,000 (as amended by the Incremental Facility Amendment and as further amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”; the terms defined therein being used herein as therein defined).

I, [                    ], a Responsible Officer of Mid-Holdings (after giving effect to the transactions contemplated by the Incremental Facility Amendment), in such capacity and not in an individual capacity, hereby certify on behalf of Mid-Holdings as follows:

1. The sum of the debt and liabilities (subordinated, contingent or otherwise) of Mid-Holdings and its Subsidiaries, on a consolidated basis, does not exceed the fair value of the present assets of Mid-Holdings and its Subsidiaries, on a consolidated basis.

2. The capital of Mid-Holdings and its Subsidiaries, on a consolidated basis, is not unreasonably small in relation to their business as conducted or contemplated to be conducted on the date hereof.

3. The present fair saleable value of the assets of Mid-Holdings and its Subsidiaries, on a consolidated basis, is greater than the total amount that will be required to pay the probable liabilities (including contingent liabilities), on a consolidated basis, of Mid-Holdings and its Subsidiaries as they become absolute and matured.

4. Mid-Holdings and its Subsidiaries, on a consolidated basis, have not incurred and do not intend to incur, or believe that they will incur, debts or other liabilities, including current obligations, beyond their ability to pay such debts or other liabilities as they become due (whether at maturity or otherwise).

5. For purposes of this Solvency Certificate, the amount of any contingent liability has been computed as the amount that, in light of all of the facts and circumstances existing as of the date hereof, represents the amount that can reasonably be expected to become an actual or matured liability.

6. In reaching the conclusions set forth in this Solvency Certificate, the undersigned has (i) reviewed the Credit Agreement and other Loan Documents referred to therein and such other documents deemed relevant and (ii) made such other investigations and inquiries as the undersigned has deemed appropriate. The undersigned is familiar with the financial performance and prospects of Mid-Holdings and its Subsidiaries.

7. The undersigned confirms and acknowledges that the Administrative Agent and the Lenders are relying on the truth and accuracy of this Solvency Certificate in connection with the Commitments and Loans under the Credit Agreement.

[Signature page follows]

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EXHIBIT A

IN WITNESS WHEREOF, I have executed this Solvency Certificate on the date first written above.

LSF9 CONCRETE HOLDINGS LTD

By:
Name:
	Title:	[Responsible Officer]

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